UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 21, 2022

Laredo Oil, Inc.
(Exact Name of Registrant as Specified in Charter) 333-153168
(Commission File Number)

Delaware	26-2435874
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Guadalupe Street, Ste. 260 Austin, Texas	78705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 337-1199

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Laredo Oil, Inc. (the “Company”) has entered into a Financial Advisory Agreement (the “Advisory Agreement”) with Dawson James Securities, Inc. (“Dawson”), dated July 21, 2022, pursuant to which the Company engaged Dawson to render services as a corporate finance consultant. The term of the Advisory Agreement is twelve (12) months from the date of the Advisory Agreement, unless terminated by either party after 60 days from the date of the Advisory Agreement, with 30 days prior written notice to the other party. Under the terms of the Advisory Agreement, Dawson will provide advice to the Company concerning business and financial planning, corporate organization and structure, private and public equity and debt financing, and such other matters as the parties may mutually agree.

As compensation to Dawson for the services provided under the Advisory Agreement, the Company will pay Dawson $30,000 per calendar quarter, with the first such payment due one day after the date of execution, and each subsequent payment due three months after the previous payment. The Company also agreed to issue to Dawson 2,600,000 fully paid and non-assessable shares of the Company’s common stock, payable in four installments of (i) 1,000,000 shares within three business days after the date of the Advisory Agreement, (ii) 550,000 shares for the subsequent quarter, and (iii) 525,000 shares for each of the remaining two quarters during the term of the Advisory Agreement.

If during the term of the Advisory Agreement the Company decides to (i) finance or refinance any indebtedness using a manager or an agent, or (ii) raise funds by means of a public offering or private placement of equity or debt securities, if Dawson has secured at least $5,000,000 in equity financing for the Company during the term of the Advisory Agreement, Dawson will have the right to act as lead manager, placement agent or agent (or have any affiliate act in such role) for such financing.

The foregoing is a description of the material terms and conditions of the Advisory Agreement and is not a complete discussion of the Advisory Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Advisory Agreement, a copy of which is attached as Exhibit 10.1 to this Report, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit 10.1	Financial Advisory Agreement executed by Laredo Oil, Inc. and DawsonJames Securities, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO OIL, INC.

Date: July 25, 2022	By:	/s/ Bradley E. Sparks
Bradley E. Sparks
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Financial Advisory Agreement executed by Laredo Oil, Inc. and DawsonJames Securities, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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